EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Buildablock Corp. (the “Company”) for the fiscal quarter ended May 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ben W. Quick, Chief Executive Officer, Chief Financial Officer and Director of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 30, 2023

By:	/s/ Ben W. Quick
Name:	Ben W. Quick
Chief Executive Officer, Chief Financial Officer and Director (Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Buildablock Corp. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.